Fees Summary	Oct. 30, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 35,411,748.73
Previously Paid Amount	0.00
Total Fee Amount	1,955.07
Total Offset Amount	0.00
Net Fee	$ 1,955.07